DEMAND GRID NOTE
                                                              New York, New York
$4,000,000.00                                                     Date: 2/24, 97


     ON DEMAND, the undersigned ("Maker") promises to pay to the order of THE DIME SAVINGS BANK OF NEW YORK, FSB ("Bank") at its corporate headquarters located at 589 Fifth Avenue, New York, New York 10017 or at any of its banking offices in New York as Bank may designate by written notice to Maker, the principal sum of FOUR MILLION ($4,000,000.00) DOLLARS or so much thereof, as shall be advanced by Bank to Maker, in Bank's sole discretion and not repaid, together with interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the date on which this Note is paid in full at the rate set forth below.

     Interest on the unpaid principal of this Note will be due and payable when demand is made for payment of the principal of this Note and (indicate whichever is applicable):

          [x] on the last day of each month.

          [ ] on the day of each

     Prior to the date that demand is made for payment of the principal hereof, this Note shall bear interest at a rate (the "Contract Rate") equal to (indicate whichever is applicable):

          [ ] a fixed rate of _ % per annum..

          [X] a fluctuating rate of 1% per annum above the Reference Rate (as defined below), such rate to change without notice from time to time with each change in the Reference Rate.

After demand is made for payment of the principal of this Note, interest under this Note shall be payable on demand and shall accrue at a fluctuating rate per annum equal to 2% per annum above (i) if the Contract Rate is a fixed rate, the Contract Rate, or (ii) if the Contract Rate is a fluctuating rate, the greater from time to time of (x) the Contract Rate in effect on the date that the principal became due and (y) the Contract Rate that would have been in effect from time to time if the principal had not become due. Interest shall be calculated on the basis of a 360-day year for actual days elapsed. In no event shall the interest rate applicable at any time to this Note exceed the maximum rate permitted by law. As used herein, "Reference Rate" means the rate established by Bank from time to time at its principal domestic office as its reference lending rate for domestic commercial loans. Bank may make loans to customers above, at or below the Reference Rate.

     This Note evidences loans made by Bank to Maker in Bank's sole discretion, from time to time. The unpaid principal balance of this Note at any time shall be the total amount advanced by Bank to Maker in Bank's sole discretion, less the total amount of principal payments made hereon by Maker. The date and amount of each such loan and each payment on account of principal thereof may be endorsed by Bank on the grid attached to and made a part of this Note, and when so endorsed shall represent evidence thereof binding upon Maker in the absence of manifest error. Any failure by Bank to so endorse shall in no way mitigate or discharge the obligation of Maker to repay any loans actually made. Maker may prepay this Note in whole at any time with all accrued interest to the date of repayment. So long as Maker is not in default under this Note, Maker may prepay this Note in part at any time with accrued interest to the date of prepayment on the principal amount prepaid.

     Requests for loans to Maker from Bank and directions as to the disposition of the proceeds thereof may be given orally (including by telephone) or in writing to Bank by the officers of Maker or other persons authorized to borrow on Maker's behalf by borrowing resolutions of Maker's Board of Directors heretofore delivered to Bank, as such resolutions may be amended or superseded from time to time, provided that any such amending or superseding resolutions shall have been certified by the Secretary or an Assistant Secretary of Maker, and a copy thereof, so certified, shall have been delivered to an officer of Bank at its office for payment. Bank may conclusively rely on the authorities contained in said resolutions. Any such loan so made shall be conclusively presumed to have been made to or for the benefit of Maker and Maker shall be liable in respect thereof when made in accordance with any such request or direction, or when deposited to any account of Maker with Bank, even though persons other than those authorized to borrow on behalf of Maker may have authority to draw against such account. Bank may rely on any such request or direction which it believes to be genuine, and Bank shall be fully protected in so doing without any duty to make further inquiry as to such genuineness. By making a request for a loan, Maker shall be deemed to be representing and warranting to Bank that on such date Maker is not in breach of any of its covenants to Bank set forth in this Note or in any other document or instruments of Maker to Bank and no event of default has occurred and is continuing with respect to any Obligations (as defined below).

     This Note shall be payable in lawful money of the United States of America in immediately available funds. Except as otherwise provided herein with respect to prepayments, all payments on this Note shall be applied to the payment of accrued interest before being applied to the payment of principal. Any payment which is required to be made on a day which is not a banking business day in the City of New York shall be payable on the next succeeding banking business day and such additional time shall he included in the computation of interest. In the event that any other Obligations are due at any time that Bank receives a payment from Maker on account of this Note or any such other Obligations, Bank may apply such payments to amounts due under this Note or any such other Obligations in such manner as Bank, in its discretion, elects, regardless of any instructions from Maker to the contrary.

     Maker acknowledges that this Note is an obligation which is payable on demand and that notwithstanding anything to the contrary in any other instrument, agreement or other document to which Maker and/or Bank is a party, the enumeration in any such document of specific events of default, conditions and/or covenants relating to the loan evidenced by this Note or to any other Obligation, shall not be construed to qualify, define or otherwise limit in any way Bank's right, power or ability, at any time, to make demand for payment of the principal of and interest on this Note, and Maker agrees that the occurrence of any event of default or breach of any condition or covenant in any such document is not the only basis for demand to be made on this Note.

     To induce Bank, in its sole discretion, to make loans to Maker, Maker represents, warrants and covenants to Bank that (i) Maker is duly organized and validly existing in good standing under the laws of its jurisdiction, with full power and authority to make, deliver and perform this Note; (ii) the execution, delivery and performance by Maker of this Note have been duly authorized by all necessary legal action and do not and will not violate or conflict with its organizational documents or any law, rule, regulation or order binding on Maker or any agreement or instrument to which Maker is a party or which may be binding on Maker; (iii) this Note has been fully executed by an authorized representative of Maker anti constitutes a legal, valid, binding and enforceable obligation of Maker; (iv) no authorization, consent, approval, license, exemption of or filing or registration with, any court or government or governmental agency is or will be necessary to the valid execution, delivery or performance by Maker of this Note; (v) the loans evidenced by this Note will be used solely for working capital purposes; (vi) there are no pending or threatened actions, suits or proceedings against or affecting Maker by or before any court, commission, bureau or other governmental agency or instrumentality, which individually or in the aggregate, if determined adversely to Maker, would have a material adverse effect on the business, properties, operations, or condition, financial or otherwise, of Maker; and (vii) the most recent financial statements of Maker heretofore delivered to Bank are complete and correct and since the date thereof there has not occurred any material adverse change in the financial condition or operations of Maker from that shown on said financial statements.

     Upon the occurrence of any of the following (each, an "Event of Default") with respect to any Maker, indorser or guarantor of the indebtedness evidenced by this Note: (i) default in payment of any amount due under this Note or in the payment or performance of any other Obligation or agreement of any nature or description to or with Bank; (ii) any of them shall commence any case, proceeding or other action under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to any of them, or seeking to adjudicate any of them a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to any of them or any of their debts, or seeking appointment of a receiver, trustee, custodian or other similar official for any of them or for all or any substantial part of the assets of any of them, or any of them shall make a general assignment for the benefit of its creditors, or there shall be commenced against any of them any case, proceeding or other action of a nature referred to in this clause (ii), or there shall be commenced against any of them any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the assets of any of them which results in the entry of an order for any such relief, or any of them shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this clause (ii), or any of them shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; (iii) entry of a judgment against any of them; (iv) failure to pay or remit any tax when assessed or due; (v) death or dissolution; (vi) making a bulk transfer or sending notice of intent to do so; (vii) granting any security interest (other than to Bank); (viii) suspension or liquidation of the usual business; (ix) failing to furnish Bank with any requested financial information or failing to permit inspection of books or records by Bank or any of its agents, attorneys or accountants; (x) making any misrepresentation to Bank in obtaining credit for any of them; (xi) impairment of financial responsibility of any of them in Bank's good faith opinion; (xii) Bank shall in good faith deem itself insecure at any time; or (xiii) the occurrence of a default or event of default under any guarantee or security agreement guaranteeing or securing any Obligations of Maker; then, in the case of any Event of Default other than those referred to in clause (ii) of this sentence, Bank may declare by notice to Maker any and all Obligations of Maker to be immediately due and payable, and in case of any Event of Default referred to in clause (ii) of this sentence all of the Obligations of Maker shall automatically become due and payable immediately without notice or demand.

     Bank shall have a continuing lien and/or right of set-off on, and is hereby granted a security interest in, all deposits (general and special) and credits with Bank or any Bank Affiliate of any Maker and indorser, and may apply all or part of the same to any Obligations, at any time or times, without notice. Bank shall have a continuing lien on, and is hereby granted a security interest in, all property of every Maker and indorser and the proceeds thereof held or received by or for Bank or any Bank Affiliate for any purpose, whether or not for the express purpose of serving as collateral security for the Obligations. As used in this Note, the term "Bank Affiliate" includes any individual, partnership or corporation acting as nominee or agent for Bank, and any corporation or bank which is directly or indirectly owned or controlled by, or under common control with, Bank. Any notice of disposition of property shall be deemed reasonable if mailed at least five days before such disposition to the last address of Maker or indorser on Bank's records. If the Obligations evidenced by this Note are secured by a security agreement and/or other security documents which Maker has separately delivered to Bank (whether or not such documents make specific reference to this Note), reference to such documents is made for a description of the collateral provided thereby and of the rights of Maker and Bank therein. The rights and remedies of Bank provided for hereunder are cumulative with the rights and remedies available to Bank under any other instruments or agreements or under applicable law. As used in this Note, the term "Obligations" means all amounts payable under this Note and any and all other indebtedness, obligations and liabilities of Maker to Bank, and all claims of Bank against Maker, now existing or hereafter arising, direct or indirect (including participations or any interest of Bank in indebtedness of Maker to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

     In case of the occurrence of an Event of Default, each Maker and indorser shall be jointly and severally liable for all costs of enforcement and collection of the Note incurred by Bank or any other holder of this Note, including but not limited to reasonable attorney's fees, disbursements and court costs.

     Maker and each indorser hereby separately waive presentment, notice of dishonor, protest and notice of protest, and any or all other notices or demands (other than demand for payments) in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this Note. The liability of any Maker or indorser hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including but not limited to any extension of time, renewal, waiver or other modification. Any failure of the holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. Bank or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Note nor consent to any departure by Maker therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Note cannot be changed or terminated orally or by estoppel or waiver or by any alleged oral modification regardless of any claimed partial performance referable thereto.

     Any notice from Bank to Maker or any indorser shall be deemed given when delivered to Maker or such indorser by hand or when deposited in the United States mail and addressed to Maker or such indorser at the last address of Maker or such indorser appearing on Bank's records.

     This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed wholly within that state. If any provision of this Note is held to be illegal or unenforceable for any reason whatsoever, such illegality or unenforceability shall not affect the validity of any other provision hereof.

     MAKER AND EACH INDORSER AGREE THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN MAKER OR SUCH INDORSER AND BANK, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT BANK'S ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY MAKER OR SUCH INDORSER AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY MAKER OR SUCH INDORSER, BE RESOLVED BY
ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH AND SHALL, AT THE ELECTION OF BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH
(1) THIS NOTE OR ANY RELATED AGREEMENTS OR INSTRUMENTS, (2) ALL PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING MAKER OR SUCH INDORSER AND BANK, (3) ANY TRANSACTION RELATED TO THIS NOTE AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING MAKER OR SUCH INDORSER AND BANK, AND (4) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OF MAKER OR SUCH INDORSER AND BANK. Bank may elect to require arbitration of any Dispute with Maker or any indorser without thereby being required to arbitrate all Disputes between Bank and Maker or such indorser. Any such Dispute shall he resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions,  these  provisions  shall  supercede  such  Rules.  All  statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph. In any arbitration proceeding subject to this paragraph, the arbitration panel ("the arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in this paragraph. No provision of, nor the exercise of any rights under, this paragraph shall limit the right of Bank (1) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of the power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise herein pursuant to applicable law, (2) to exercise self-help remedies including but not limited to set-off and repossession, or (3) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of Bank, even if Bank is the plaintiff, to submit the Dispute to arbitration if Bank would otherwise have such right. Whenever an arbitration is required under this paragraph, the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience. Where the claim of any party exceeds $ 100,000, the Dispute shall be decided by a majority of three arbitrators, at least two of whom shall he attorneys (at least one of whom shall have not less than five years' experience representing commercial banks). The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees, and court costs) to the prevailing party. In the event of any Dispute governed by this paragraph, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees.

     MAKER AND EACH INDORSER AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW YORK AND ANY ARBITRATION PROCEEDING PURSUANT HERETO SHALL BE CONDUCTED IN NEW YORK, NEW YORK. MAKER AND EACH INDORSER CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY SUCH COURT HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS

UPON IT AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO MAKER OR SUCH INDORSER AT ITS ADDRESS SET FORTH BELOW OR TO ANY OTHER ADDRESS AS MAY APPEAR IN BANK'S RECORDS AS THE ADDRESS OF MAKER OR SUCH INDORSER.

     IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, BANK, MAKER AND EACH INDORSER WAIVE TRIAL BY JURY, AND MAKER AND EACH INDORSER ALSO WAIVE (I) THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY CLAIMS OR LACHES OR SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

     Bank is authorized to fill in any blank spaces and to otherwise complete this Note and correct any patent errors herein.


THE SOLOMON-PAGE GROUP

 Name of Maker
 By: /s/ Eric M. Davis
 ----------------------------------
 Signature of Authorized Signatory


 Eric M. Davis, CFO, V.P. Finan
 ----------------------------------
 Print Name and Title

1140 Avenue of  the Americas New York, New York 10036
 ----------------------------------
Address for Notices


                    The Maker signing above is a:

                    [ ] partnership organized under the laws of
                        _________________

                    [ ] limited partnership organized under the laws of
                        _________________

                    [X] corporation organized under the laws of    Delaware

                    [ ] limited liability company organized under the laws of
                        __________________

                    [ ] other (specify): _________________________

                         LOANS AND PAYMENTS OF PRINCIPAL


                                                           Amount Of           Unpaid
                     Loan              Amount of           Principal          Principal       Notation
   Date               No.                 Loan              Paid               Balance         Made By

------------      ------------       ------------        ------------       ------------     ------------

------------      ------------       ------------        ------------       ------------     ------------


------------      ------------       ------------        ------------       ------------     ------------


------------      ------------       ------------        ------------       ------------     ------------

------------      ------------       ------------        ------------       ------------     ------------

------------      ------------       ------------        ------------       ------------     ------------

------------      ------------       ------------        ------------       ------------     ------------

------------      ------------       ------------        ------------       ------------     ------------

------------      ------------       ------------        ------------       ------------     ------------

------------      ------------       ------------        ------------       ------------     ------------

------------      ------------       ------------        ------------       ------------     ------------

------------      ------------       ------------        ------------       ------------     ------------